SemGroup to Combine with Energy Transfer All Employee Meeting September 16, 2019 Exhibit 99.2

Overview of Merger Terms SemGroup (“SEMG”) has executed a definitive agreement to combine with Energy Transfer LP (“ET”) for $17.00 per SEMG share Offer price represents a 65% premium to the closing share price of $10.28 as of September 13, 2019 Offer price represents a 87% premium to the 20 day volume weighted average price (VWAP) (as of 9/13/19) SEMG stockholders will receive cash plus ET units upon closing Deal was structured to be settled with 60% ET equity and 40% cash Implied value of the ET offer of $17.00 per SEMG share will be determined as follows: ET closing unit price on September 13th of $14.02 times an exchange ratio of 0.7275 for an implied equity consideration of $10.20 per share Plus $6.80 cash consideration per share Equity consideration received is expected to be treated as a tax-free transaction, the cash portion will be treated as capital gains Total transaction value is ~$5.1 billion Closing Expected by 1Q 2020 Transaction Overview

Offer Price vs. Last Twelve Month Share Price Close Price $10.28 Offer Price $17.00 $/Share Offer price represents a 65% premium to the closing share price of $10.28 and 87% premium to the 20-day volume weighted average price (VWAP) (as of 9/13/19)

ET & SEMG Complementary Assets Source: Energy Transfer September 2019 Investor Presentation

Energy Transfer / SEMG Combination Source: Energy Transfer Investor Presentation

Illustrative Merger Timeline

# Next Steps

- **Between Announcement and Close**
  - Benefits will stay the same as they are today
  - Benefits Open Enrollment in November for 2020 benefit plans
  - One exception -- Employee Stock Purchase Plan -- there will be no new offering period after September 30, 2019
  - 2019 STIP remains in effect and will be paid at the greater of target or actual performance to target

- **ET and SEMG will develop a transition team**
  - Develop plans to integrate the businesses post-closing
  - Communication protocol between companies to be established
  - Develop detailed plans for employee transition

- **Develop and maintain a robust employee communication process**
  - Regular updates to be posted to Inside SemGroup
    - We will have a dedicated page focused on the merger news and updates
  - Employee town hall meetings to be held by department executives
    - Tulsa corporate office
    - Regional offices
  - Inside SemGroup "Submit Ideas & Questions" is available for all employees
    - Employees can directly post questions to the leadership team via Inside SemGroup
    - Questions can be anonymous or named if employee would like a direct response

- **Maintain business continuity**
  - Continue business as usual
  - Remain focused with a constant awareness of safety
  - Refer any external inquires to Tom Droege in Corporate Communications

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SemGroup

**Forward-Looking Statements**
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements generally can be identified by the fact that they do not relate strictly to historical or current facts. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "may increase," "may fluctuate," "will," "should," "would," "may" and "could" or similar words or expressions are generally intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company's plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the Company's results of operations, financial position, growth opportunities and competitive position. These statements reflect the Company's current views with respect to future events based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given, however, as of this date that these events will occur or that these projections will be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Some of these factors include the Company's ability to consummate the proposed transaction on the expected timeframe or at all, including due to the inability to obtain all approvals necessary or the failure of other closing conditions; the volatility of oil and natural gas prices; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the overall forward markets for crude oil, natural gas and natural gas liquids; operational, regulatory and environment risks; cost and availability of equipment and labor; the Company's ability to finance its activities; and other risks more fully discussed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date of which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

**Important Additional Information Regarding the Transaction Will Be Filed With the SEC** In connection with the proposed transaction, Energy Transfer will file a registration on Form S-4 that will include a proxy statement of the Company. The definitive proxy statement will be sent to the stockholders of the Company. The Company and Energy Transfer may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company's shareholder meetings. Investors and security holders may obtain a free copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents filed by the Company with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents by directing a request by mail or telephone to Investor Relations, SemGroup Corporation, 6120 S. Yale Ave, Suite 1500, Tulsa, OK 74136-4231. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company's website at ir.semgroup.com.

**Participants in the Solicitation**
The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in the Company's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders, as filed with the SEC on April 12, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company's security holders generally, by reading the proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

**No Offer or Solicitation**
This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

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SemGroup